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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 12, 2004
                                                           ------------


                                 DSL.NET, INC.
                                 -------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

          000-27525                                       06-1510312
          ---------                                       ----------
   (Commission File Number)                    (IRS Employer Identification No.)


               545 LONG WHARF DRIVE, NEW HAVEN, CONNECTICUT 06511
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               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (203) 772-1000

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)  Exhibits.


       Exhibit Number             Exhibit
       --------------             -------

          99.01                   Press Release






ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 12, 2004, DSL.net, Inc. announced its financial results for the three months ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated by reference herein.

     The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by DSL.net, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filings.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DSL.net, Inc.


May 12, 2004                             By:  /s/ Robert J. DeSantis
                                              ----------------------
                                              Name:  Robert J. DeSantis
                                              Title:  Chief Financial Officer




















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                                  EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION

99.01                  Press Release, dated May 12, 2004.